SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Disclosure Text Block [Abstract]
SUBSEQUENT EVENTS

On February 25, 2019, Brookfield Renewable completed a C$70 ($53 million) non-recourse financing associated with a 20 MW hydroelectric facility in Ontario. The debt bears an interest rate of 4.13% and matures in 2045.

In February 2019, Brookfield Renewable entered into an agreement to sell an additional 25% non-controlling, indirect interest in a 413 MW portfolio of select Canadian hydroelectric assets to a consortium of buyers for the same price, subject to an adjustment for an approximate $50 million dividend recapitalization completed in the fourth quarter of 2018, as our initial 25% non-controlling, direct interest sale, the closing of which remains subject to the satisfaction of customary conditions. Following closing, Brookfield Renewable will retain a 50% economic interest in this portfolio and will continue to have the responsibility to manage and operate the assets in the portfolio.